SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2015

GENSPERA, INC.

(Exact name of registrant as specified in Charter)

Delaware	0001421204	20-0438951
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2511 N Loop 1604 W, Suite 204

San Antonio, TX 78258

(Address of Principal Executive Offices)

210-479-8112

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 23, 2015, GenSpera, Inc. (“Company”) entered into securities purchase agreements (“Securities Purchase Agreement”) with certain institutional accredited investors (the “Investors”). Pursuant to the Securities Purchase Agreement, the Company sold to the Investors in a private placement, an aggregate of $1,853,125, or 1,853.125 shares of Series A 0% Convertible Preferred Stock (“Series A Preferred Stock”) with a stated value of $1,000 and which are immediately convertible into 12,345,167 shares of the Company’s common stock, subject to certain beneficial ownership limitations, at a conversion price equal to $0.15, subject to adjustment. The Series A Preferred Stock also has anti-dilution protection for 18 months after the date in which the shares underlying the Series A Preferred Stock is registered. Each Investor also received (i) such number of Series F common stock purchase warrants (“Series F Warrants”) equal to 50% of such Investor’s subscription amount divided by $0.15 and (ii) such number of Series G common stock purchase warrants (“Series G Warrants”) equal to 50% of such Investor’s subscription amount divided by $0.15 (collectively, the “Warrants”). The Series F Warrants have an exercise price of $0.30 per share, subject to adjustment, and a term of five (5) years from the date in which the shares underlying the Series F Warrants are registered and the Series G warrants have an exercise price of $0.30, subject to adjustment, and a term of eighteen (18) months from the date in which the shares underlying the Series G Warrants are registered. The Warrants are immediately exercisable and separately transferable from the Series A Preferred Stock. In the event that the shares underlying the Warrants are not subject to a registration statement at the time of exercise, the Warrants may be exercised on a cashless basis after 6 months from the issuance date. The Warrants also contain provisions providing for an adjustment in the underlying number of shares and exercise price in the event of stock splits or dividends and fundamental transactions. The closing of the offering is anticipated to occur on or about December 29, 2015, subject to customary closing conditions.

In connection with the offering, all Investors received registration rights through a registration rights agreement (“Registration Rights Agreement”) entered into on December 23, 2015. Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement with the Securities and Exchange Commission (“the Commission”) within 30 days from the date of the Registration Rights Agreement to register the resale of the shares of common stock underlying the Series A Preferred Stock, the Warrants, and the Replacement Warrants (as defined below) and to maintain the effectiveness thereunder. The Company also agreed to have the registration statement declared effective within 60 days from the date of the Registration Rights Agreement. The Company agreed to keep the registration statement continuously effective until the earlier to occur of (i) the date after which all of the securities to be registered thereunder have been sold, or (ii) the date on which all the securities to be registered thereunder may be sold without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 under the Securities Act of 1933, as amended. We are also obligated to pay the Investors, as partial liquidated damages, a fee of 1.5% (which shall increase to 5.0% in the event that the Company announces final results on the Phase II trial of glioblastoma of Mipsagargin (G-202) prior the date that the Registration Statement registering all of the Conversion Shares has been declared effective) of each Investor’s subscription amount per month in cash upon the occurrence of certain events, including our failure to file and / or have the registration statement declared effective within the time provided.

H.C. Wainwright & Co., LLC (the “Placement Agent”) is acting as the sole placement agent for the Offering. The Placement Agent will receive a commission equal to 8% of gross proceeds, for an aggregate commission of $148,250, a non-accountable expense allowance equal to 1.0% of the gross proceeds, or $18,531, and a management fee equal to 1.0% of the gross proceeds, or $18,531. The Placement Agent shall also receive common stock purchase warrants to purchase such number of shares of common stock equal to 8% of the shares of common stock issuable upon conversion of the Series A Preferred Stock sold in the offering to Investors, or 987,613 placement agent warrants with substantially the same terms as the Series F warrants (“PA Warrants”). Additionally, the Company will pay for the Investors’ legal expenses in an amount up to $25,000. The Placement Agent will also receive a cash fee of 8% of gross proceeds received from the exercise of the Warrants. The Placement Agent shall further have a right of first refusal for a 12 month period to act as lead underwriter, placement agent or manager with respect to a debt or equity transaction of the Company’s securities.

The Investors were additionally given a right of participation to invest in future offerings for up to 12 months from the date in which the shares underlying the Series A Preferred Stock and Warrants are registered as contemplated in the Registration Rights Agreement. The Securities Purchase Agreement also prohibits the Company from issuing any common stock for 90 days after the effectiveness of the registration statement as contemplated in the Registration Rights Agreement. Additionally, until the 18 month anniversary of such effectiveness, the Company shall be prohibited from entering into any agreement to effect any issuance of common stock in a variable rate transaction.

The securities offered have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

On December 23, 2015, the Company accepted a proposal from certain holders (“Holders”) of Series D and Series E common stock purchase warrant (“Series D Warrants” and “Series E Warrants” and collectively, “Prior Warrants”) whereby the parties entered into a Warrant Amendment Agreement (“Amendment Agreement”). Pursuant to the Amendment Agreement, the Series D Warrants were repriced from $0.80 to $0.15, subject to adjustment, and the Series E Warrants were repriced from $0.70 to $0.15, subject to adjustment, and the Holders agreed to exercise a portion such Prior Warrants for gross proceeds of $639,375 in exchange for replacement warrants (“Replacement Warrants”) exercisable into such number of shares of Common Stock issuable upon exercise of the Prior Warrants immediately prior to the date of the Amendment Agreement with such Replacement Warrants having an exercise price of $0.30 per share, subject to adjustment, and terms of 18 months and 5 years, respectively. The Company agreed to register the shares underlying the Replacement Warrants on the registration statement contemplated in the Registration Rights Agreement.

The foregoing summaries of each of the Securities Purchase Agreement, Registration Rights Agreement, Warrant, Amendment Agreement, and Replacement Warrants are qualified in their entirety by reference to the full text of each such document, a copy of the form of each is attached hereto as Exhibits 10.01, 10.02, 10.03, 10.04 and 10.05 respectively, and each of which is incorporated herein in its entirety by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 5.03	Amendment to Articles of Incorporation or Bylaws.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 5.03. On December 23, 2015, and in connection with the anticipated issuance of the Series A Preferred Stock in the offering, the Company filed a Certificate of Designation to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, authorizing and establishing the rights, preferences, and privileges of the Series A Preferred Stock. Copies of the Certificate of Designation relating to the Series A Preferred Stock and the form of stock certificate are attached as Exhibits 3.01 and 4.01 to this Current Report on Form 8-K and are incorporated by reference.

Item 8.01	Other Events.

On December 23, 2015, we announced the offering in a press release. A copy of the press release is attached to this report as Exhibit 99.01.

Item 9.01	Financial Statement and Exhibits.

Exhibit No.	Description
3.01	Certificate of Designation
4.01	Form of Series A Preferred Stock Certificate
10.01	Form of Securities Purchase Agreement
10.02	Form of Registration Rights Agreement
10.03	Form of Warrant
10.04	Form of Amendment Agreement
10.05	Form of Replacement Warrant
99.01	Press Release Dated December 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2015

GenSpera, Inc.

By:	/s/ Craig Dionne
Craig Dionne Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
3.01	Certificate of Designation
4.01	Form of Series A Preferred Stock Certificate
10.01	Form of Securities Purchase Agreement
10.02	Form of Registration Rights Agreement
10.03	Form of Warrant
10.04	Form of Amendment Agreement
10.05	Form of Replacement Warrant
99.01	Press Release Dated December 23, 2015